THE GABELLI VALUE FUND INC.

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2002

TO OUR SHAREHOLDERS,

      In the third quarter of 2002, ongoing economic uncertainty in part reflecting oil prices over $30 per barrel, a crisis in confidence in the integrity of corporate America and the increasing probability of military action against Iraq weighed heavily on the stock market. Near panic selling in July pushed market indices to multi-year lows. A brief rally in August gave way to another wave of selling in September, and at the close of the quarter, the leading market indices were re-testing July lows. Although the Gabelli Value Fund (the "Fund") declined a disappointing 14.62%, positive returns from selected consumer goods, industrial, cable television and media stocks, which were hurt in the second quarter, helped us outperform the Standard & Poor's ("S&P") 500 Index, which dropped 17.27% during the third quarter.

      In Table I, which tracks Comparative Results, our Fund was ahead of all the major market indices for almost every period (quarter, three-year, five-year, ten-year and since inception) except for the year-to-date and one-year period, where we fell slightly behind the Dow Jones Industrial Average. The market provided us with a "Pyrrhic victory," where we beat all of our competition but eventually suffered heavy losses. Notwithstanding that, we believe we can continue to provide returns over the long term outpacing those achieved in unmanaged baskets of securities by doing what we do best -- picking stocks.

TABLE I
COMPARATIVE RESULTS
--------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002(A)
              ----------------------------------------------------
                                              YEAR TO       SINCE
                                   QUARTER      DATE    INCEPTION(B)   10 YEAR  5 YEAR    3 YEAR    1 YEAR
--------------------------------------------------------------------------------------------------------------
Gabelli Value Fund Class A ....... (14.62)%    (25.02)%   11.42%       13.24%    5.15%    (6.55)%   (15.34)%

S&P 500 Index .................... (17.27)%    (28.15)%    9.16%        8.99%   (1.62)%  (12.88)%   (20.47)%
Dow Jones Industrial Average ..... (17.40)%    (23.11)%   10.96%       11.13%    0.83%    (8.19)%   (12.49)%
Nasdaq Composite Index ........... (19.90)%    (39.91)%    7.23%        7.23%   (7.01)%  (24.71)%   (21.80)%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on September 29, 1989.
--------------------------------------------------------------------------------

INVESTMENT RESULTS (CLASS A SHARES) (a)
--------------------------------------------------------------------------------
                                          Quarter
                      --------------------------------------------
                            1ST        2ND         3RD       4TH        YEAR
                            ---        ---         ---       ---        ----
2002: Net Asset Value ....$16.97     $14.43      $12.32      --          --
      Total Return .......  3.3%     (15.0)%     (14.6)%     --          --
--------------------------------------------------------------------------------
2001: Net Asset Value ....$16.24     $17.63      $15.06    $16.43      $16.43
      Total Return ....... (0.7)%      8.6%      (14.6)%    12.9%        5.4%
--------------------------------------------------------------------------------
2000: Net Asset Value ....$18.70     $18.89      $18.44    $16.13      $16.13
      Total Return ....... (3.9)%      1.0%       (2.4)%    (2.8)%      (7.9)%
--------------------------------------------------------------------------------
1999: Net Asset Value ....$17.29     $19.58      $18.93    $19.45      $19.45
      Total Return .......  7.5%      13.2%       (3.3)%    12.1%       31.9%
--------------------------------------------------------------------------------
1998: Net Asset Value ....$16.43     $16.94      $14.71    $16.08      $16.08
      Total Return ....... 14.9%       3.1%      (13.2)%    19.8%       23.2%
--------------------------------------------------------------------------------
1997: Net Asset Value ....$11.63     $14.11      $15.73    $14.30      $14.30
      Total Return .......  1.0%      21.3%       11.5%      8.6%       48.2%
--------------------------------------------------------------------------------
1996: Net Asset Value ....$12.88     $13.08      $12.63    $11.52      $11.52
      Total Return ....... 10.9%       1.6%       (3.4)%     0.0%        8.7%
--------------------------------------------------------------------------------
1995: Net Asset Value ....$11.41     $11.75      $12.81    $11.61      $11.61
      Total Return .......  8.8%       3.0%        9.0%      0.3%       22.5%
--------------------------------------------------------------------------------
1994: Net Asset Value ....$11.37     $11.55      $12.43    $10.49      $10.49
      Total Return ....... (6.0)%      1.6%        7.6%     (2.7)%       0.0%
--------------------------------------------------------------------------------
1993: Net Asset Value ....$11.15     $11.93      $13.92    $12.09      $12.09
      Total Return ....... 10.1%       7.0%       16.7%      1.5%       39.4%
--------------------------------------------------------------------------------
1992: Net Asset Value ....$10.40      $9.84      $10.04    $10.13      $10.13
      Total Return .......  9.7%      (5.4)%       2.0%      6.4%       12.7%
--------------------------------------------------------------------------------
1991: Net Asset Value .... $9.51      $9.50       $9.57     $9.48       $9.48
      Total Return ....... 11.8%      (0.1)%       0.7%      2.5%       15.3%
--------------------------------------------------------------------------------
1990: Net Asset Value .... $9.23      $9.36       $8.19     $8.51       $8.51
      Total Return ....... (2.4)%      1.4%      (12.5)%     9.0%       (5.6)%
--------------------------------------------------------------------------------
1989: Net Asset Value ....   --        --          --       $9.58       $9.58
      Total Return .......   --        --          --        2.1%(b)     2.1%(b)
--------------------------------------------------------------------------------

                  Dividend History
---------------------------------------------------
PAYMENT (EX) DATE RATE PER SHARE REINVESTMENT PRICE
---------------------------------------------------
December 31, 2001          $0.060         $16.43
December 27, 2001          $0.515         $16.51
December 27, 2000          $1.753         $15.77
December 27, 1999          $1.720         $18.98
December 28, 1998          $1.490         $15.54
December 29, 1997          $2.720         $14.01
December 27, 1996          $1.110         $11.57
December 27, 1995          $1.230         $11.56
December 30, 1994          $1.600         $10.49
December 31, 1993          $2.036         $12.09
December 31, 1992          $0.553         $10.13
December 31, 1991          $0.334         $ 9.48
December 31, 1990          $0.420         $ 8.51
March 19, 1990             $0.120         $ 9.21
December 29, 1989          $0.068         $ 9.58

                  AVERAGE ANNUAL RETURNS SEPTEMBER 30, 2002 (A)
                  ---------------------------------------------
                       Class A       Class B       Class C
                       Shares        Shares        Shares
                       -------       -------       -------
 1 Year ............. (15.34)%     (15.98)%      (16.07)%
                      (20.02)%(c)  (20.48)%(d)   (16.97)%(d)
 5 Year .............   5.15%        4.73%         4.78%
                        3.96%(c)     4.63%(d)      4.78%(d)
 10 Year ............  13.24%       13.02%        13.04%
                       12.61%(c)    13.02%(d)     13.04%(d)
 Life of Fund (b) ...  11.42%       11.25%        11.27%
                       10.93%(c)    11.25%(d)     11.27%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class A Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class B Shares and Class C Shares on March 15, 2000. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares.
(b) From commencement of investment operations on September 29, 1989.
(c) Includes the effect of the maximum 5.5% sales charge at beginning of period.
(d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.

COMMENTARY

THE ECONOMY: A RECOVERY

      Economic growth was quite good in the third quarter. Federal Reserve Board ("Fed") Chairman Alan Greenspan is confident the economy is still on a moderate growth path. Investors aren't so sure. On balance, economic data has been mixed. Consumer spending has remained buoyant. Housing starts, existing home sales and auto sales are still quite healthy. Retail sales have held up well, despite the drag from rising unemployment and the toxic impact of the wealth effect.

      [GRAPHIC OMITTED]

         E        P

         P        M

         S        V

      MANAGEMENT

      CASH FLOW

      RESEARCH

      Why is the economy treading water? The business sector is acting like a deer caught in headlights. A dearth of capital spending continues to be a drag on the economy and uncertainty regarding Iraq is also probably having an impact. Oil hovering over $30 a barrel is taking its toll on all. We saw impressive Gross Domestic Product ("GDP") growth in the first half as companies began rebuilding inventories depleted during the recession and in the aftermath of 9/11. Then the re-stocking of shelves was put on hold as corporate managers devoted much of their time, energy and resources making sure their companies' books were in good order and/or shoring up balance sheets. As these tasks are completed, we should see the inventory rebuilding cycle resume and the economy make more meaningful progress, though the West Coast dock lock-out will mute results. As corporate managers gain confidence that the recovery is for real, we should also see a modest up-tick in capital spending take some of the economic burden off the American consumer's broad shoulders. However, in order for the world economies to gain traction, oil would need to be plentiful and priced below $25 per barrel.

      Higher energy prices are essentially a tax on virtually every business and consumer. At around $30 per barrel, oil appears to be discounting a serious disruption in supply resulting from a potential war in Iraq, and, closer to home, a threatened strike by Mexican oil workers. It is impossible to predict what will happen in the coming months. However, should the supply lines remain open, we believe oil prices will come down from current levels and no longer pose a serious threat to a global economic recovery. Longer term, the U.S. must consume less and find alternative ways to power our ubiquitous automobile.

      The corporate earnings picture remains cloudy. In our second quarter 2002 letter to shareholders, we opined that given steady economic progress, increased productivity, cost cutting, financial re-engineering, a decline in the "everything including the kitchen sink" write-offs taken in 2001 and a weakening dollar, the result would be a favorable impact on 2002 earnings. We went on to say that although stocks did not yet look cheap, rising earnings would make valuations appear more reasonable. Second half 2002 earnings growth will likely provide help to battered stocks. It appears that the earnings recovery is good but not as vigorous as assumed. Equity valuations, however, have come down. Once the economy gains traction, we believe the aforementioned factors will contribute to more substantial earnings growth in 2003 and provide a foundation for equity returns over the balance of this decade.

THE STOCK MARKET: WHERE IS THE BOTTOM?

      When and where will the stock market bottom out? We wish we knew. At this juncture, stock prices appear to be discounting most if not all of the bad news. In July and again in September, we witnessed the kind of near panic selling that usually foreshadows market bottoms. We believe the old adage that "bull markets climb a wall of worry," and it is apparent that investors have plenty to worry about. We also echo our observation that the two ingredients for a stock market recovery -- low interest rates and a better earnings environment -- are in place.

SOME PERSPECTIVE

      We have experienced one of the deepest and most prolonged bear markets in history. At the end of the quarter, the S&P 500 Index was off 47% and the technology-heavy Nasdaq Composite Index was down 77% from their respective highs. The S&P 500 Index appears headed for the third straight year of negative returns, the first time this has happened since 1939-41. The causes of this bear market are obvious. Grossly inflated equity valuations ran head on into a rapidly decelerating economy. The tragic events of 9/11 and massive frauds at Enron, Adelphia and WorldCom (among others) further damaged investor psychology. The excessive exuberance Fed Chairman Greenspan warned about in 1996 has given way to despair. Investors who couldn't pay too much for Internet start-ups in the fourth quarter of 1999 and early 2000 are now shunning well established, financially strong companies with dominant positions in their industries. Market cheerleaders forecasting a doubling of the Dow Jones Industrial Average by 2005 have been replaced by doomsayers predicting an extended period of flat to negative equity returns.

      We have experienced such periods, most recently from 1966 through 1981, during which the annualized return for the Dow Jones Industrial Average was negative (minus 0.6%). Indeed, in the late 1970s, BUSINESSWEEK heralded "the death of equities" in one of its weekly issues. But, that time period was characterized by high inflation, economic contraction and rising prices, creating a new economic term, stagflation. Inflation, as represented by the Consumer Price Index, averaged nearly 7% a year. At its peak, inflation reached the mid-teens. Long-term interest rates made it to the high-teens. In addition, that period also included the final years of the disastrous Vietnam War, a tripling of oil prices imposed by the Organization of Petroleum Exporting Countries ("OPEC") following the 1973 Arab/Israeli War, the Watergate Scandal and President Richard Nixon's resignation. Despite today's economic and political uncertainties, it is difficult to imagine this kind of catastrophic market backdrop developing during the next decade. But, since our economic underpinnings are fragile, the risk of an external event could cause a total collapse in investor confidence. Should this occur, we would find even more bargains.

      What do we expect from equity markets over the next five years? Based on an economic model with 3.5% Gross World Product ("GWP") growth (3% in the U.S.) and 3% inflation, we expect after-tax corporate earnings to grow by approximately 6% annually. In addition, now that investors recognize the benefits of dividends, we could see dividends grow by as much as 2% annually. Multiples are unlikely to expand. Under this scenario, ownership of U.S. equities should return close to 8% annually -- hardly inspiring by Roaring 90s standards and below the long-term average, but still a significantly better return than can be expected from most other asset classes.

      Of course, through diligent fundamental research focused on identifying high quality companies trading at attractive valuations relative to the "real world" economic value of assets and/or earnings growth prospects, we plan to do better than the market.

[RESEARCH GRAPHIC OMITTED]
--------------------------------------------------------------------------------

                                WHAT IS RESEARCH?

     ----------------------------------------------------------------------
                                 CONGRATULATIONS

                                     TO THE

                                2002 ALL AMERICAN

                             INSTITUTIONAL INVESTOR

                                  RESEARCH TEAM

                        THE FIRM WHERE RESEARCH IS KING.

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

      [EPS/PMV GRAPHIC OMITTED]
        TRIANGLE
          EPS
          PMV
       MANAGEMENT
       CASH FLOW
        RESEARCH
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
                              Research (ri' surch)

     Careful or Diligent Research

     Studious inquiry or examination, esp: investigation or experimentation aimed at the discovery or interpretation of facts, revisions of accepted theories or laws in the light of new facts, or practical application of such new or revised theories or laws.

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

      [EPS/PMV GRAPHIC OMITTED]
        TRIANGLE
          EPS
          PMV
       MANAGEMENT
       CASH FLOW
        RESEARCH
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
                                SECURITY ANALYSIS

     OBJECTIVES:

     1) Seek to present the important facts regarding a publicly held corporate stock or bond issue in a manner most informing and useful to an actual or potential owner.

     2) Seek to reach a dependable conclusion based upon the facts and applicable standard as to the safety and attractiveness of a given security at the current market price or at some assured price.

        SECURITY ANALYSIS PRINCIPLES AND TECHNIQUE, GRAHAM, DODD, COTTLE.

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

      [EPS/PMV GRAPHIC OMITTED]
        TRIANGLE
          EPS
          PMV
       MANAGEMENT
       CASH FLOW
        RESEARCH
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
     SECURITY ANALYST

     o Deals with the past, present and future

     o Describes the business

     o Sets forth strong and weak points

     o Estimates future earnings power

     o Makes elaborate comparisons

     o Finally, expresses an opinion

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

      [EPS/PMV GRAPHIC OMITTED]
        TRIANGLE
          EPS
          PMV
       MANAGEMENT
       CASH FLOW
        RESEARCH
     ----------------------------------------------------------------------

                          GABELLI ASSET MANAGEMENT INC.
--------------------------------------------------------------------------------

PUTTING HUMPTY DUMPTY BACK TOGETHER

      When past market bubbles burst, lots of debris washed ashore. This time, the bubble was bigger and the debris was more hideous and more widespread. Accountants, analysts and investment bankers (among others) lost their checks and balances and did not act as safety nets and buffers.

      We are in a camp that believes that securities analysts do a terrific job. Beginning in May of 1975, a payment mechanism for research was removed with the collapse of fixed price commissions. The conflicts in the late 1990s are directly traceable to "May Day." Where next? When we joined Wall Street in 1967, research that was performed on a brokerage firm's investment banking client was identified as such. To get back there is an easy fix. Regulation Fair Disclosure ("FD") already put analysts back on the fundamental research track.

      Accountants should not perform services beyond audit functions, except where the fee is small relative to the audit engagement.

      Perhaps we need to revisit the Glass-Steagall Act. The safeguards put in place by that Act were there for a reason.

      All in all, we believe that most corporate managers we see come to work every day to grow the intrinsic value of their enterprise and work hard to have the public stock track the underlying value of the business.

      Our job remains the same -- to ferret out those companies that Mr. Market puts on the bargain counter.

INVESTMENT SCORECARD

      We had a few winners in an awful market. Publishing companies PRIMEDIA and Meredith buoyed performance. Positions in consumer goods companies Energizer and Gallaher also posted respectable gains. Telecommunications stocks, the worst performing industry sector in recent years, rebounded with wireless operator Nextel Communications and AT&T making our top-ten performance list.

      There was no particular industry theme to our laggards list. Telecom equipment manufacturers Lucent Technologies and Corning, cable television provider Charter Communications, and industrial manufacturers Flowserve and Honeywell were among our biggest portfolio disappointments.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AZTAR CORP. (AZR - $13.21 - NYSE) is a gaming company that owns and operates three casino hotels: Tropicana Casino and Resort in Atlantic City, New Jersey; Tropicana Resort and Casino in Las Vegas, Nevada; and Ramada Express Hotel and Casino in Laughlin, Nevada. Aztar also owns and operates two riverboat casinos in Caruthersville, Missouri and Evansville, Indiana.

CRANE CO. (CR - $19.76 - NYSE) is a diversified industrial company that focuses on proprietary engineered products in aerospace, fiberboard panels, vending machines, pumps and valves, and industrial controls. CEO Eric Fast is focusing on improving operations by leveraging the firm's intellectual capital by creating a culture where different business groups share experience, improve customer focus and improve operational performance. The company has a strong balance sheet, with a 29% net debt to capital ratio, and generates about $100 million of free cash flow a year. Crane has $1 billion available to spend on acquisitions of which half comes from free cash flow and the other half from debt. Acquisitions will focus on strengthening the existing businesses and enhancing earnings growth.

GRUPO TELEVISA SA (TV - $25.49 - NYSE), headquartered in Mexico, is Latin America's dominant Spanish language media and broadcast company. The company has interests in television production and broadcasting, programming for pay television, direct-to-home ("DTH") satellite services, publishing and publishing distribution, cable television, radio broadcasting and production. The company also produces thousands of hours of television programming annually which it exports to over 21 countries including the United States. This large and expanding program library is exclusively available for U.S. distribution by Univision Communications (UVN - $22.80 - NYSE), a Spanish-language television broadcaster in the U.S. in which Televisa has as a 15% fully diluted equity stake.

HILTON HOTELS CORP. (HLT - $11.38 - NYSE) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Based on the number of hotel rooms, Hilton is the nation's third largest lodging company. Hilton's hotel system includes approximately 2,000 properties totaling over 333,000 rooms worldwide. The Company's hotel brands include Hilton, Hilton Garden Inn, Doubletree, Embassy Suites Hotels, Hampton Inn, Hampton Inn & Suites, Homewood Suites by Hilton, Conrad, and Harrison Conference Centers. Flagship properties include the Waldorf Astoria, the Hilton Chicago, the Hilton Hawaiian Village Beach Resort & Spa, and the Palmer House Hilton. HLT formalized a marketing alliance with the British company Hilton Group plc (HG.L - $2.52 - London Stock Exchange), owner of Hilton International, in January 1997 to reunite the Hilton name worldwide for the first time in over 30 years.

NAVISTAR INTERNATIONAL CORP. (NAV - $21.68 - NYSE), with world headquarters outside of Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International(R) brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International(R) brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

NEXTEL COMMUNICATIONS INC. (NXTL - $7.55 - NASDAQ) is one of two remaining independent national wireless carriers in the U.S., servicing over 10 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel is differentiating itself by offering its unique direct-connect feature that allows instant two-way voice communication. Since the beginning of 2002, the company has used combination of cash and stock to reduce its debt by over $2.5 billion while still maintaining a healthy $2.4 billion cash balance. Nextel has submitted a proposal to the FCC to re-allocate its spectrum portfolio at the radio frequencies also used by the public safety organizations. The FCC decision is expected by the end of 2002 and, if approved, would significantly strengthen Nextel's competitive position.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                      WHO                            WHEN
                      ---                            ----
      Special Chats:  Mario J. Gabelli               First Monday of each month
                      Howard Ward                    First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                      NOVEMBER                        DECEMBER                       JANUARY
                      --------                        --------                       -------
      1st Wednesday   Charles Minter & Martin Weiner  Charles Minter & Martin Weiner Ivan Arteaga
      2nd Wednesday   Caesar Bryan                    Walter Walsh & Laura Linehan   Charles Minter & Martin Weiner
      3rd Wednesday   Walter Walsh & Laura Linehan    Hart Woodson                   Walter Walsh & Laura Linehan
      4th Wednesday   Barbara Marcin                                                 Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited. You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The great irony is that investors' appetite for stocks is always strongest near market tops and weakest near market bottoms. It is important to remember that like bull markets, bear markets always end, usually when least expected. We do not know when the market will bottom. However, we believe low interest rates and increasingly attractive equity valuations point to more fertile days for firms that have focused research efforts.

      The goal of every portfolio manager and every analyst is to find well managed, growing companies that are selling at a discount to their intrinsic value, particularly where a catalyst is in place. We have long argued that in a world of rapid change, Mr. Market will provide us with many opportunities to load up our portfolios with these "stock picks." The events of the third quarter will again prove a fertile ground for the type of analysis that Graham and Dodd heralded in the 1930s.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

                             Sincerely,

                             /S/ MARIO J. GABELLI

                             MARIO J. GABELLI, CFA
                             Portfolio Manager and
                             Chief Investment Officer

November 1, 2002

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
    SHARES                                          VALUE
    ------                                         ------
             COMMON STOCKS -- 99.4%
             AEROSPACE -- 1.0%
    140,000  Lockheed Martin Corp. ........... $  9,053,800
                                               ------------
             AGRICULTURE -- 1.3%
  1,000,000  Archer-Daniels-Midland Co. (a) ..   12,510,000
                                               ------------
             AUTOMOTIVE -- 0.2%
     60,000  General Motors Corp. ............    2,334,000
                                               ------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.0%
    235,000  Dana Corp. ......................    3,073,800
    734,200  GenCorp Inc. ....................    7,386,052
    191,000  Genuine Parts Co. ...............    5,852,240
    232,500  Modine Manufacturing Co. ........    4,422,150
    355,400  Pennzoil-Quaker State Co. .......    7,808,138
                                               ------------
                                                 28,542,380
                                               ------------
             AVIATION: PARTS AND SERVICES -- 0.9%
     52,600  Barnes Group Inc. ...............    1,056,734
      7,300  Curtiss-Wright Corp., Cl. B .....      428,875
    260,000  Fairchild Corp., Cl. A+ .........    1,349,400
     72,000  Sequa Corp., Cl. A+ .............    3,751,200
     30,000  Sequa Corp., Cl. B+ .............    1,725,000
                                               ------------
                                                  8,311,209
                                               ------------
             BROADCASTING -- 3.6%
     50,000  Clear Channel
               Communications Inc.+ ..........    1,737,500
    175,000  Gray Television Inc. ............    1,916,250
    155,000  Grupo Televisa SA, ADR+ .........    3,950,950
    706,000  Liberty Corp. ...................   25,274,800
    340,000  Paxson Communications Corp.+ ....      748,000
     35,000  Young Broadcasting Inc., Cl. A+        303,450
                                               ------------
                                                 33,930,950
                                               ------------
             BUSINESS SERVICES -- 1.1%
    950,000  Cendant Corp.+ ..................   10,222,000
     12,000  Nashua Corp.+ ...................       83,280
     12,000  National Processing Inc.+ .......      203,880
                                               ------------
                                                 10,509,160
                                               ------------
             CABLE -- 2.8%
    780,000  Adelphia Communications Corp.,
               Cl. A+ ........................       97,500
  2,920,930  Cablevision Systems Corp.,
               Cl. A+ (a) ....................   26,463,626
    100,000  Charter Communications Inc.,
               Cl. A+ ........................      186,000
                                               ------------
                                                 26,747,126
                                               ------------
             COMMUNICATIONS EQUIPMENT -- 0.9%
    650,000  Corning Inc.+ ...................    1,040,000
  1,000,000  Lucent Technologies Inc.+ .......      760,000
    600,000  Motorola Inc. ...................    6,108,000
    600,000  Nortel Networks Corp.+ ..........      324,000
     40,000  Scientific-Atlanta Inc. .........      500,400
                                               ------------
                                                  8,732,400
                                               ------------
             COMPUTER HARDWARE -- 0.1%
     50,000  Hewlett-Packard Co. .............      583,500
                                               ------------

                                                   MARKET
    SHARES                                          VALUE
    ------                                         ------

             COMPUTER SOFTWARE AND SERVICES -- 0.1%
    155,000  EMC Corp.+ ...................... $    708,350
                                               ------------
             CONSUMER PRODUCTS -- 2.9%
    265,000  Energizer Holdings Inc.+ ........    8,056,000
    135,000  Gallaher Group plc, ADR .........    5,170,500
    240,000  Gillette Co. ....................    7,104,000
        500  Givaudan SA .....................      223,999
    210,000  Hartmarx Corp.+ .................      411,600
     38,000  National Presto Industries Inc.      1,097,440
     43,000  Syratech Corp.+ (b) .............        8,170
    343,100  Wolverine World Wide Inc. .......    5,146,500
                                               ------------
                                                 27,218,209
                                               ------------
             CONSUMER SERVICES -- 1.8%
    490,000  Rollins Inc. ....................    9,506,000
    370,000  USA Interactive Inc.+ ...........    7,170,600
                                               ------------
                                                 16,676,600
                                               ------------
             DIVERSIFIED INDUSTRIAL -- 4.2%
     25,000  Acuity Brands Inc. ..............      306,500
     50,000  Ampco-Pittsburgh Corp. ..........      490,500
    180,000  Cooper Industries Ltd., Cl. A ...    5,463,000
    260,000  Crane Co. .......................    5,137,600
     50,000  GenTek Inc. .....................        4,000
     50,000  Harbor Global Co. Ltd. ..........      362,500
    570,000  Honeywell International Inc. ....   12,346,200
     25,000  ITT Industries Inc. .............    1,558,250
    244,000  Katy Industries Inc.+ ...........      707,600
     80,000  Lamson & Sessions Co.+ ..........      276,000
    215,000  TRW Inc. ........................   12,588,250
     79,600  WHX Corp.+ ......................      167,956
                                               ------------
                                                 39,408,356
                                               ------------
             ELECTRONICS -- 1.9%
    534,563  Agere Systems Inc., Cl. B+ ......      529,217
    230,000  Texas Instruments Inc. ..........    3,397,100
    140,000  Thermo Electron Corp.+ ..........    2,258,200
    600,000  Thomas & Betts Corp.+ ...........    8,454,000
    260,000  Tyco International Ltd. .........    3,666,000
                                               ------------
                                                 18,304,517
                                               ------------
             ENERGY AND UTILITIES -- 4.9%
    120,571  ConocoPhillips ..................    5,575,203
    580,000  Duke Energy Corp. ...............   11,339,000
  1,000,000  Halliburton Co. .................   12,910,000
    100,000  Kerr-McGee Corp. ................    4,344,000
    650,000  Mirant Corp.+ ...................    1,436,500
    110,000  NiSource Inc.+ ..................      199,100
    400,000  Northeast Utilities .............    6,760,000
     95,200  Progress Energy Inc., CVO+ (b) ..       19,992
    159,000  Southwest Gas Corp. .............    3,537,750
                                               ------------
                                                 46,121,545
                                               ------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
    SHARES                                          VALUE
    ------                                         ------
             COMMON STOCKS (CONTINUED)
             ENTERTAINMENT -- 16.7%
  1,000,000  AOL Time Warner Inc.+ ........... $ 11,700,000
    220,000  Disney (Walt) Co. ...............    3,330,800
     14,000  Dover Motorsports Inc. ..........       56,000
    214,000  GC Companies Inc.+ ..............       63,130
    400,000  Gemstar-TV Guide
               International Inc.+ ...........    1,008,000
  3,895,000  Liberty Media Corp., Cl. A+ .....   27,966,100
    370,500  Metro-Goldwyn-Mayer Inc.+ .......    4,427,475
  2,422,000  Viacom Inc., Cl. A+ (a) .........   98,212,100
    850,000  Vivendi Universal SA, ADR .......    9,681,500
     60,100  World Wrestling
               Entertainment Inc.+ ...........      503,037
                                               ------------
                                                156,948,142
                                               ------------
             ENVIRONMENTAL SERVICES -- 1.4%
    220,000  Republic Services Inc.+ .........    4,136,000
    400,000  Waste Management Inc. ...........    9,328,000
                                               ------------
                                                 13,464,000
                                               ------------
             EQUIPMENT AND SUPPLIES -- 4.0%
    220,000  CIRCOR International Inc. .......    2,948,000
     55,000  Deere & Co. .....................    2,499,750
    400,000  Flowserve Corp.+ ................    4,000,000
    121,400  Gerber Scientific Inc.+ .........      467,390
    370,000  GrafTech International Ltd.+ ....    2,682,500
    725,000  Navistar International Corp.+ ...   15,718,000
     20,000  SL Industries Inc.+ .............      106,000
    150,000  Sybron Dental Specialties Inc.+      2,098,500
    410,000  Watts Industries Inc., Cl. A ....    6,724,000
                                               ------------
                                                 37,244,140
                                               ------------
             FINANCIAL SERVICES -- 2.0%
    480,000  American Express Co. (a) ........   14,966,400
     35,000  Deutsche Bank AG, ADR ...........    1,589,700
    180,000  Phoenix Companies Inc. ..........    2,451,600
                                               ------------
                                                 19,007,700
                                               ------------
             FOOD AND BEVERAGE -- 6.2%
    270,000  Corn Products International Inc.     7,762,500
    220,000  Diageo plc, ADR .................   10,980,200
    450,000  Flowers Foods Inc.+ .............   10,228,500
    200,000  Heinz (H.J.) Co. ................    6,674,000
      7,000  Hershey Foods Corp. .............      434,350
    130,000  Kerry Group plc, Cl. A ..........    1,671,305
  1,450,000  PepsiAmericas Inc. ..............   20,590,000
                                               ------------
                                                 58,340,855
                                               ------------
             HEALTH CARE -- 0.5%
     30,000  Apogent Technologies Inc.+ ......      559,800
    265,000  IVAX Corp.+ .....................    3,251,550
     65,000  Sola International Inc.+ ........      653,250
                                               ------------
                                                  4,464,600
                                               ------------

                                                   MARKET
    SHARES                                          VALUE
    ------                                         ------
             HOTELS AND GAMING -- 3.4%
    490,000  Aztar Corp.+ .................... $  6,472,900
     50,000  Dover Downs Gaming &
               Entertainment Inc. ............      407,000
    300,000  Gaylord Entertainment Co.+ ......    5,676,000
  4,000,000  Hilton Group plc ................   10,064,787
    850,000  Hilton Hotels Corp. .............    9,673,000
                                               ------------
                                                 32,293,687
                                               ------------
             METALS AND MINING -- 2.0%
    340,000  Barrick Gold Corp. ..............    5,287,000
    400,000  Echo Bay Mines Ltd.+ ............      448,000
    395,000  Newmont Mining Corp. ............   10,866,450
    215,000  Placer Dome Inc. ................    1,962,950
    365,000  Royal Oak Mines Inc.+ ...........        6,022
     30,000  TVX Gold Inc.+ ..................      425,400
                                               ------------
                                                 18,995,822
                                               ------------
             PAPER AND FOREST PRODUCTS -- 0.6%
     50,000  MeadWestvaco Corp. ..............      960,500
    300,000  Pactiv Corp.+ ...................    4,935,000
                                               ------------
                                                  5,895,500
                                               ------------
             PUBLISHING -- 11.9%
    228,000  Belo Corp., Cl. A ...............    4,988,640
  1,475,000  Media General Inc., Cl. A .......   75,003,750
     90,000  Meredith Corp. ..................    3,874,500
    230,000  Penton Media Inc.+ ..............       55,200
    220,000  PRIMEDIA Inc.+ ..................      305,800
    300,000  Reader's Digest Association Inc.,
               Cl. B .........................    5,556,000
    160,000  Scripps (E.W.) Co., Cl. A .......   11,088,000
    260,000  Tribune Co. .....................   10,870,600
                                               ------------
                                                111,742,490
                                               ------------
             REAL ESTATE -- 1.4%
    600,000  Catellus Development Corp.+ .....   11,070,000
    130,000  Griffin Land & Nurseries Inc.+ ..    1,742,000
                                               ------------
                                                 12,812,000
                                               ------------
             RETAIL -- 2.3%
     50,000  Albertson's Inc. ................    1,208,000
    670,000  AutoNation Inc.+ ................    7,718,400
      5,000  Blockbuster Inc., Cl. A .........      124,000
     22,000  Burlington Coat Factory
               Warehouse Corp. ...............      396,000
    130,000  Ingles Markets Inc., Cl. A ......    1,391,000
    129,000  Lillian Vernon Corp. ............      708,210
    250,000  Neiman Marcus Group Inc., Cl. B+     6,125,000
    180,000  Safeway Inc.+ ...................    4,014,000
                                               ------------
                                                 21,684,610
                                               ------------
             SATELLITE -- 0.5%
    475,000  General Motors Corp., Cl. H+ ....    4,346,250
    350,000  Loral Space &
               Communications Ltd.+ ..........       94,500
                                               ------------
                                                  4,440,750
                                               ------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
    SHARES                                          VALUE
    ------                                         ------
             COMMON STOCKS (CONTINUED)
             SPECIALTY CHEMICALS -- 1.5%
    200,000  Ferro Corp. ..................... $  4,620,000
  1,000,000  Hercules Inc.+ ..................    9,210,000
                                               ------------
                                                 13,830,000
                                               ------------
             TELECOMMUNICATIONS -- 8.1%
  3,000,000  AT&T Corp. (a) ..................   36,030,000
    830,000  Broadwing Inc.+ .................    1,643,400
    120,000  CenturyTel Inc. .................    2,691,600
    260,000  Citizens Communications Co.+ ....    1,762,800
    190,562  Commonwealth Telephone
               Enterprises Inc.+ .............    6,625,841
     23,000  France Telecom SA, ADR ..........      160,540
  1,850,000  Qwest Communications
               International Inc.+ ...........    4,218,000
    200,000  Rogers Communications Inc.,
               Cl. B, ADR+ ...................    1,256,000
  1,600,000  Sprint Corp. - FON Group ........   14,592,000
    250,000  Verizon Communications Inc. .....    6,860,000
                                               ------------
                                                 75,840,181
                                               ------------
             TRANSPORTATION -- 0.1%
     80,000  Grupo TMM SA de CV, Cl. A, ADR+        488,800
                                               ------------
             WIRELESS COMMUNICATIONS -- 6.1%
  2,000,001  AT&T Wireless Services Inc.+ ....    8,240,004
    840,000  Nextel Communications Inc.,
               Cl. A+ ........................    6,342,000
    410,000  Rogers Wireless Communications Inc.,
              Cl. B+ .........................    2,238,600
    580,000  Sprint Corp. - PCS Group+ .......    1,136,800
  1,400,000  Telecom Italia Mobile SpA .......    5,451,186
    675,000  Telephone & Data Systems Inc. ...   34,053,750
                                               ------------
                                                 57,462,340
                                               ------------
             TOTAL COMMON STOCKS .............  934,647,719
                                               ------------
             PREFERRED STOCKS -- 0.8%
             PUBLISHING -- 0.8%
    460,000  News Corp. Ltd., Pfd., ADR ......    7,636,000
                                               ------------

   PRINCIPAL                                       MARKET
    AMOUNT                                          VALUE
    ------                                         ------
             U.S. GOVERNMENT OBLIGATIONS -- 0.6%
 $5,637,000  U.S. Treasury Bills,
               1.670%, 10/24/02(c) ........... $  5,631,076
                                               ------------
             TOTAL INVESTMENTS -- 100.8%
              (Cost $1,043,685,507) ..........  947,914,795

             OTHER ASSETS AND
               LIABILITIES (NET) -- (0.8)% ...   (7,646,584)
                                               ------------
             NET ASSETS -- 100.0% ............ $940,268,211
                                               ============
             SECURITIES SOLD SHORT
     SHARES  COMMON STOCKS                     MARKET VALUE
    -------  -------------                     ------------
    947,000  Viacom Inc., Cl. B+ ............. $ 38,400,850
                                               ============
---------------
(a) At September 30, 2002, 7,780,930 shares were pledged as collateral for securities sold short.
(b)   Securities fair valued under procedures established by the
      Board of Directors.
(c) At September 30, 2002, $5,000,000 of the principal amount was pledged as collateral for securities sold short.
+     Non-income producing security.
ADR - American Depository Receipt.
CVO - Contingent Value Obligation.

--------------------------------------------------------------------------------
                       SELECTED HOLDINGS
                      SEPTEMBER 30, 2002
                      ------------------

AT&T Corp.                                   Media General Inc.
Crane Co.                                    Navistar International Corp.
General Motors Corp.                         Nextel Communications Inc.
Grupo Televisa SA                            PepsiAmericas Inc.
Hilton Hotels Corp.                          Viacom Inc.
--------------------------------------------------------------------------------

              THE GABELLI VALUE FUND INC.
                 One Corporate Center
               Rye, New York 10580-1422
                      800-GABELLI
                     800-422-3554
                   FAX: 914-921-5118
               WEBSITE: WWW.GABELLI.COM
               E-MAIL: INFO@GABELLI.COM
      Net Asset Value available daily by calling
              800-GABELLI after 6:00 P.M.

                  BOARD OF DIRECTORS

Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR EMERITUS
                                PACE UNIVERSITY

Robert J. Morrissey             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 VICE PRESIDENT/MEDICAL AFFAIRS
MORRISSEY, HAWKINS & LYNCH      LAWRENCE HOSPITAL CENTER

                       OFFICERS

Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             CHIEF OPERATING OFFICER
INVESTMENT OFFICER              VICE PRESIDENT AND
                                TREASURER

James E. McKee
SECRETARY

                       CUSTODIAN
         Boston Safe Deposit and Trust Company

     TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
          State Street Bank and Trust Company

                     LEGAL COUNSEL
                Willkie Farr & Gallagher

                      DISTRIBUTOR
                Gabelli & Company, Inc.

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB409Q302SR

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
VALUE
FUND
INC.

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2002